UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     December 17, 2010

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Research Building, No.801 Wuzhong Road, Changzhou Science and Education Industrial Park Wujin District, Changzhou, Jiangsu, People’s Republic of China	213164
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+86-519-86339908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2010, China Architectural Engineering, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware effectuating a 1-for-4 reverse stock split (the “Reverse Stock Split”) of its common stock effective as of 12:01 AM EST on December 21, 2010.  The Certificate of Amendment also reduced the number of authorized shares of common stock from 150 million to 100 million.  Par value and other terms of the Company’s common stock were not affected by the Reverse Stock Split.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

The Company's common stock will continue to trade on the NASDAQ Global Select Market under the symbol "CAEI", with the letter "D" added to the end of the trading symbol for a period of 20 business days to indicate the reverse stock split has occurred. The Company's symbol will revert back to its original symbol "CAEI" on or about January 20, 2011. The Company's common stock will also trade under a new CUSIP number: 16937S 201.

Item 7 ..01                      Regulation FD Disclosure.

On December 17, 2010 and December 22, 2010, the Company issued a press release announcing the expected effective date of the reverse stock split and the completion of the reverse stock split, respectively. A copy of each of the press releases is attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Company's Certification of Incorporation, dated and as filed with the Secretary of State of Delaware on December 17, 2010.
99.1	Press release dated December 17, 2010
99.2	Press release dated December 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Architectural Engineering, Inc.

Date: December 22, 2010	By:	/s/ Andy Lu
	Name:	Andy Lu
	Title:	Acting Chief Financial Officer